AMENDMENT NO. 4 DATED AS OF JANUARY 29, 1994
                  TO ARTHUR LOEWY'S EMPLOYMENT AGREEMENT



     AGREEMENT dated as of January 29, 1994 between ARTHUR LOEWY of 273 Prospect Street, Framingham, MA 01701 (the "Executive") and The TJX Companies, Inc., a Delaware corporation whose principal office is in Framingham, MA 01701 (the "Company").

     The Executive and the Company entered into an Employment Agreement dated as of June 1, 1989, as amended by Amendment dated as of January 26, 1991, by Amendment No. 2 dated as of January 25, 1992, and by Amendment No. 3 dated as of January 30, 1993, (the "Employment Agreement") which by its terms expires on January 29, 1994. The parties desire to extend the term of the Employment Agreement until January 28, 1995.

     In consideration of the premises and for other valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     1. Section 2 of the Employment Agreement is hereby amended by deleting the date "January 29, 1994" from the fourth line thereof and substituting therefor the date January 28, 1995.

     2. Section 3(b) of the Employment Agreement is hereby amended by adding the words "and Fiscal 1995" after the words "Fiscal 1991, Fiscal 1992, Fiscal 1993, and Fiscal 1994" on the seventh and ninth lines thereof.

     3. Section 6(a) of the Employment Agreement is hereby amended by deleting the words "Fiscal 1994" from the seventh and tenth lines thereof and substituting therefor the words "Fiscal 1995".

     4. Section 6(b) of the Employment Agreement is hereby amended by deleting the words "Fiscal 1994" from the sixth line thereof and substituting therefor the words "Fiscal 1995".

     5. Section 8 of the Employment Agreement is hereby amended by deleting the date "January 29, 1994" from the second line thereof and substituting therefor the date "January 28, 1995".

     6. Section 2(a) of Schedule C to the Employment Agreement is hereby amended by adding the words "or Fiscal 1995" after the words "Fiscal 1991, Fiscal 1992, Fiscal 1993, or Fiscal 1994" on the fourth line thereof.

     7. Section 2(b)(A) of Schedule C to the Employment Agreement is hereby amended by adding the following sentence at the end thereof:

          "If the Change of Control occurs during Fiscal 1995, Executive's Years of Service for purposes of SERP shall be deemed to include all of Fiscal 1995".

     8.   Section 2(c) of Schedule C to the Employment
 Agreement is hereby amended by adding the words "or Fiscal
 1995" after the words "Fiscal 1991,
Fiscal 1992, Fiscal 1993, or Fiscal 1994" on the fourth line thereof.



     9. Section 2(d) of Schedule C to the Employment Agreement is hereby amended by adding the words "or Fiscal 1995" after the words "Fiscal 1991, Fiscal 1992, Fiscal 1993, or Fiscal 1994" on the fourth line thereof.

     10. Section 2(f) of Schedule C to the Employment Agreement is hereby amended by adding the words "or Fiscal 1995" after the words "Fiscal 1991, Fiscal 1992, Fiscal 1993 or Fiscal 1994" on the third line thereof.

     Except to the extent specifically amended hereby, the provisions of the Employment Agreement shall remain unmodified, and the Employment Agreement as amended hereby is hereby confirmed as being in full force and effect.

     WITNESS the due execution by the parties hereto.





                              /s/ A. F. Loewy
                              Arthur Loewy





                              THE TJX COMPANIES, INC.




                         By:  /s/ Bernard Cammarata
                              Bernard Cammarata